EXHIBIT 10.15 The Pointe at Vista Ridge MULTIFAMILY NOTE us $30,265,000.00 As of May 31, 2019 FOR VALUE RECEIVED, the undersigned ("Borrower.. ) promises to pay to the order of PNC BANK, NATIONAL ASSOCIATION, a national banking association ("Lender"), the principal amount of Thirty Million Two Hundred Sixty Five Thousand and 00/100 Dollars (US $30,265,000.00) [the "Mortgage Loan"}, together with interest thereon accruing at the Interest Rate on the unpaid principal balance from the date the Mortgage Loan proceeds are disbursed until fully patd in accordance with the terms hereof and of that certain Multifamily Loan and Security Agreement dated as of the date hereof, by and between B01rnwer and Lender {as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, the "Loan Agreement"). 1. Defined Terms. Capitalized terms used and not specifically defined in this Multifamily Note (this "Note") have the meanings given to such terms in the Loan Agreement. 2. Repayment. Borrower agrees to pay the principal amount of the Mortgage Loan and interest on the principal amount of the Mo1tgage Loan from time to time outstanding at the Interest Rate or such other rate or rates and at the times specified in the Loan Agreement, together with all other amounts due to Lender under the Loan Documents. The outstanding balance of the Mortgage Loan and all accrued and unpaid interest thereon shall be due and payable on the Maturity Date, together with all other amounts due to Lender under the Loan Documents. 3. Security. The Mortgage Loan evidenced by this Note, together with all other Indebtedness is secured by, among other things, the Security Instrument, the Loan Agreement and the other Loan Documents. All of the terms, covenants and conditions contained in the Loan Agreement, the Security Instrument and the other Loan Documents are hereby made pa1t of this Note to the same extent and with the same force as if they were fully set forth herein. In the event of a conflict or inconsistency between the terms of this Note and the Loan Agreement, the terms and provisions of the Loan Agreement shall govern. 4. Acceleration. In accordance with the Loan Agreement, if an Event of Default has occun-ed and is continuing, the entire unpaid principal balance of the Mortgage Loan, any accrued and unpaid interest, including interest accruing at the Default Rate, the Prepayment Premium (if applicable), and all other amounts payable under this Note, the Loan Agreement and any other Loan Document shall at once become due and payable, at the option of Lender, without any prior notice to Bon-ower, unless applicable law requires otherwise (and in such case, after satisfactory notice has been given). Multifamily Note l'o,·m 6010 Pagel Fannie Mac 12-17 ID 2017 Fannie Mac

5. Personal Liability. The provisions of Article 3 (Personal Liability) of the Loan Agreement are hereby incorporated by reference into this Note to the same extent and with the same force as if fully set forth herein. 6. Governing Law. This Note shall be governed in accordance with the terms and provisions of Section 15.01 (Governing Law: Consent to Jurisdiction and Venue) of the Loan Agreement. 7. Waivers. Presentment, demand for payment, notice of nonpayment and dishonor, protest and notice of protest, notice of acceleration, notice of intent to demand or accelerate payment or maturity, presentment for payment, notice of nonpayment, and grace and diligence in collecting the Indebtedness are waived by Borrower, for and on behalf of itself, Guarantor and Key Principal, and all endorsers and guarantors of this Note and all other third party obligors or others who may become liable for the payment of all or any part of the Indebtedness. 8. Commercial Purpose. Borrower represents that the Indebtedness is being inct11Ted by Borrower solely for the purpose of carrying on a business or commercial enterprise or activity, and not for agricultural, personal, family or household purposes. 9. Construction; Joint and Several (or Solidary, as applicable) Liability. (a) Section 15.08 (Construction) of the Loan Agreement is hereby incorporated herein as if fully set forth in the body of this Note. (b) If more than one Person executes this Note as Borrower, the obligations of such Person shall be joint and several (solidary instead for purposes of Louisiana law). 10. Notices. All Notices required or permitted to be given by Lender to Borrower pursuant to this Note shall be given in accordance with Section 15.02 (Notice) of the Loan Agreement. I I. Time is of the Essence. Borrower agrees that, with respect to each and every obligation and covenant contained in this Note, time is of the essence. 12. Loan Charges Savings Clause. Borrower agrees to pay an effective rate of interest equal to the sum of the Interest Rate and any additional rate of interest resulting from any other charges of interest or in the nature of interest paid or to be paid in connection with the Mortgage Loan and any other fees or amounts to be paid by Borrower pursuant to any of the other Loan Documents. Neither this Note, the Loan Agreement nor any of the other Loan Documents shall be construed to create a contract for the use, forbearance or detention of money requiring payment of interest at a rate greater than the maximum interest rate permitted to be charged under applicable law. It is expressly stipulated Multifamily Note Form 6010 Pagc2 Fannie Mac 12-17 © 2017 Fannie Mae

and agreed to be the intent of Borrower and Lender at all times to comply with all applicable laws governing the maximum rate or amount of interest payable on the Indebtedness evidenced by this Note and the other Loan Documents. If any applicable law limiting the amount of interest or other charges permitted to be collected from Borrower is interpreted so that any interest or other charge or amount provided for in any Loan Document, whether considered separately or together with other charges or amounts provided for in any other Loan Document, or otherwise charged, taken, reserved or received in connection with the Mortgage Loan, or on acceleration of the maturity of the Mortgage Loan or as a result of any prepayment by Borrower or otherwise, violates that law, and Borrower is entitled to the benefit of that law, that interest or charge is hereby reduced to the extent necessary to eliminate any such violation. Amounts, if any, previously paid to Lender in excess of the permitted amounts shall be applied by Lender to reduce the unpaid principal balance of the M011gage Loan without the payment of any prepayment premium ( or, if the M011gage Loan has been or would thereby be paid in full, shall be refunded to Borrower), and the provisions of the Loan Agreement and any other Loan Documents immediately shall be deemed reformed and the amounts thereafter collectible under the Loan Agreement and any other Loan Documents reduced, without the necessity of the execution of any new documents, so as to comply with any applicable law, but so as to pem1it the recovery of the fullest amount otherwise payable under the Loan Documents. For the purpose of determining whether any applicable law limiting the amount of interest or other charges permitted to be collected from Borrower has been violated, all Indebtedness that constitutes interest, as well as all other charges made in connection with the Indebtedness that constitute interest, and any amount paid or agreed to be paid to Lender for the use, forbearance or detention of the Indebtedness, shall be deemed to be allocated and spread ratably over the stated term of the M011gage Loan. Unless otherwise required by applicable law, such allocation and spreading shall be effected in such a manner that the rate of interest so computed is unifom1 throughout the stated term of the Mortgage Loan. 13. WAIVER OF TRIAL BY JURY. TO THE MAXIMUM EXTENT PERMITTED BY LAW, EACH OF BORROWER AND LENDER (A) AGREES NOT TO ELECT A TRIAL BY JURY WITH RESPECT TO ANY ISSUE ARISING OUT OF THIS NOTE OR THE RELATIONSHIP BETWEEN THE PARTIES AS LENDER AND BORROWER THAT rs TRIABLE OF RIGHT BY A ,JURY AND (B) WAIVES ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO SUCH ISSUE TO THE EXTENT THAT ANY SUCH RIGHT EXISTS NOW OR IN THE FUTURE. THIS WAIVER OF RIGHT TO TRIAL BY JURY rs SEPARATELY GIVEN BY EACH PARTY, KNOWINGLY AND VOLUNTARILY \VITH THE BENEFIT OF COMPETENT LEGAL COUNSEL. 14. Receipt of Loan Documents. Borrower acknowledges receipt of a copy of each of the Loan Documents. 15. Incorporation of Schedules. The schedules, if any, attached to this Note are incorporated fully into this Note by this reference and each constitutes a substantive pm1 of this Note. 16. Defined Terms. (a) As used hereunder, the tern1 "Maximum Lawful Rate" shall mean the maximum lawful rate of interest which may be contracted for, charged, taken, received or reserved by Lender in accordance with the applicable laws of the State of Texas (or applicable United States Multifamily Note Form 6010 Page3 Fannie Mac 12-17 © 2017 Fannie Mae

federal law to the extent that such law permits Lender to contract for, charge, take, receive or reserve a greater amount of interest than under Texas law), taking into account all Charges (as defined below) made in connection with the transaction evidenced by this Note and the other Loan Documents. (b) As used hereunder, the term "Charges" shall mean all fees, charges and/or any other things of value, if any, contracted for, charged, taken, received or reserved by Lender in connection with the transactions relating to this Note and the other Loan Documents, which are treated as interest under applicable law. 17. Procedural Obligations of Borrower. (a) In addition to the provisions of Section 12 above, Borrower hereby agrees that as a condition precedent to any claim seeking usury penalties against Lender, Borrower will provide written notice to Lender, advising Lender in reasonable detail of the nature and amount of the violation, and Lender shall have sixty (60) days after receipt of such notice in which to correct such usury violation, if any, by either refunding such excess interest to Borrower or crediting such excess interest against this Note and/or the Indebtedness then owing by Borrower to Lender. All calculations of the rate of interest contracted for, charged, taken, reserved or received by Lender for the use, forbearance or detention of any debt evidenced by this Note and/or any other Loan Documents, that are made for the purpose of determining whether such rate exceeds the Maximum Lawful Rate, shall be made, to the extent permitted by applicable law, by amortizing, prorating, allocating and spreading, using the actuarial method, all interest contracted for, charged, taken, reserved or received by Lender throughout the full term of this Note and/or any other Loan Documents (including any and all renewal and extension periods). (b) In no event shall the provisions of Chapter 346 of the Texas Finance Code (which regulates certain revolving credit loan accounts and revolving triparty accounts) apply to this Note and/or any Indebtedness. (c) Not later than the sixty-first (61st) day before the date Borrower files suit seeking penalties for Lender's violation of the usury law (or not later than the time of Borrower filing a counterclaim in an original action by Lender), Borrower is required to give Lender written notice stating in reasonable detail the nature and amount of the violation. Lender is then entitled to correct such violation within the sixty (60) day period beginning with the date such notice is received. If the usury violation is raised on a counterclaim, Lender can petition the court to abate the proceedings for sixty (60) days to allow Lender to cure the violation. If Lender timely corrects such violation, Lender will not be liable to Borrower for such violation, except to reimburse Borrower for reasonable attorneys' fees in the event the issue is raised by Borrower in a counterclaim. Lender is also not liable to Borrower for a violation of the usury penalty statute if Lender gives written notice to Borrower of Lender's usury violation before Borrower itself gives written notice of the violation or files an action alleging the violation, and provided Lender corrects such violation not later than the sixtieth (60th) day after the date Lender actually discovered the violation that applies to the Note and/or any of the Indebtedness. Notwithstanding anything to the contrary contained herein or in any of the other Loan Documents, it is not the intention of Lender to accelerate the maturity of any interest that has not accrued at the time of such acceleration or to collect unearned interest at the time of such acceleration. 18. Ceiling Election. To the extent that Lender is relying on Chapter 303 of the Texas Finance Code to determine the Maximum Lawful Rate payable on the Note and/or any other portion of the Multifamily Note Form 6010 Pagc4 Fannie Mac 12-17 © 2017 Fannie Mae

Indebtedness, Lender will utilize the weekly ceiling from time to time in effect as provided in such Chapter 303, as amended. To the extent United States federal law permits Lender to contract for, charge, take, receive or reserve a greater amount of interest than under Texas law, Lender will rely on United States federal law instead of such Chapter 303 for the purpose of detem1ining the Maximum Lawful Rate. Additionally, to the extent pem1itted by applicable law now or hereafter in effect, Lender may, at its option and from time to time, utilize any other method of establishing the Maximum Lawful Rate under such Chapter 303 or under other applicable law by giving notice, if required, to Borrower as provided by applicable law now or hereafter in effect. ATTACHED SCHEDULE. The following Schedule is attached to this Note: D Schedule I Modifications to Note IN WITNESS WHEREOF, Borrower has signed and delivered this Note under seal (where applicable) or has caused this Note to be signed and delivered under seal (where applicable) by its duly authorized representative. Where applicable law so provides, Borrower intends that this Note shall be deemed to be signed and delivered as a sealed instrument. [Remainder of Page Intentionally Blank] Multifamily Note Form 6010 Page 5 Fannie Mac 12-17 © 2017 Fannie Mae

BORROWER:

STAR III VISTA RIDGE, LLC, a Delaware limited liability company

By: Steadfast Apartment Advisor III, LLC, a Delaware limited liability company, its Manager

By: ____________________
Name: Kevin J. Keating
Title: Treasurer

Multifamily Note
Fannie Mae

Form 6010
12-17

Page 6
© 2017 Fannie Mae

PAY TO THE ORDER OF FANNIE MAE, WITHOUT RECOURSE. PNC BANK, NATIONAL ASSOCIATION, a national banking association Fannie Mae Commitment Number: 892248 l\Iultifamily Note Form 6010 Page7 Fannie I\'lnc 12-17 © 2017 Fannie ~Inc